    As filed with the Securities and Exchange Commission on August 12, 2002
                                                    1933 Act File No. 333-
                                                    1940 Act File No. 811-21098
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-2

                           (CHECK APPROPRIATE BOXES)

                            REGISTRATION STATEMENT
                     UNDER THE SECURITIES ACT OF 1933 [X]

                      Pre-Eeffective Amendment No.   [_]
                      Post-Effective Amendment No.   [_]
                                    and/or
                         REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940 [X]

                              AMENDMENT NO. 4 [X]

                         Real Estate Income Fund Inc.
               Exact Name of Registrant as Specified in Charter

                               125 Broad Street
                           New York, New York 10004
  Address of Principal Executive Offices (Number, Street, City, State and Zip
                                     Code)

                                (212) 291-3776
              Registrant's Telephone Number, including Area Code

                         Christina T. Sydor, Secretary
                      300 First Stamford Place, 4th Floor
                            Stamford, CT 06902-6732
Name and Address (Number, Street, City, State and Zip code) of Agent for Service

                         Copies of Communications to:

              Burton M. Leibert, Esq.    Thomas A. DeCapo, Esq.
             Willkie Farr & Gallagher     Skadden, Arps, Slate,
                787 Seventh Avenue         Meagher & Flom LLP
             New York, New York 10019       One Beacon Street
                                          Boston, Massachusetts
                                                  02108

   Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

   If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================

                                                              Proposed       Proposed
                                                  Amount      Maximum        Maximum      Amount of
                                                  Being    Offering Price   Aggregate    Registration
     Title of Securities Being Registered       Registered  Per Unit(1)   Offering Price    Fee(2)
     ------------------------------------       ---------- -------------- -------------- ------------
Taxable Auction Rate Preferred Stock, par value
  $.001 per share, Series M and Series T.......    100        $25,000       $2,500,000       $230

================================================================================
(1) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457 (c) under the Securities Act of 1933, as amended.
(2) Transmitted prior to filing.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

               SUBJECT TO COMPLETION, DATED AUGUST       , 2002

PROSPECTUS

                                       $
                         Real Estate Income Fund Inc.
           Taxable Auction Rate Preferred Stock ("Preferred Shares")
                               Shares, Series M
                               Shares, Series T
                   Liquidation Preference $25,000 Per Share

                               -----------------

Real Estate Income Fund Inc., or the Fund, is selling        shares of Series M
and        shares of Series T Taxable Auction Rate Preferred Stock, or
Preferred Shares. The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is high current income; and the Fund's secondary investment objective is capital appreciation. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies (companies, including real estate investment trusts or "REITs", that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate); and at least 80% of its total assets in income-producing equity securities issued by REITs. In addition, the Fund may invest in non-investment grade securities, including non-investment grade debt securities (commonly known as junk bonds), as well as non-investment grade preferred and convertible preferred shares, although the Fund will not invest in non-investment grade securities if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade securities and intends to use leverage in an effort to maximize returns of the Fund, including by this offering of Preferred Shares and the issuance of commercial paper or notes and/or borrowing in an aggregate amount of approximately 30% of the Fund's total assets immediately after such issuance and/or borrowing. There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risk Factors."

Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such Preferred Shares. The dividend rate for the initial dividend period for each
series of Preferred Shares offered in this Prospectus will be       % per year.
For each subsequent period for the applicable series, the Auction Agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. The auction is usually held weekly. Investors in Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this Prospectus and in the Statement of Additional Information. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares -- Redemption."

                                                  (Continued on following page)

                               -----------------

Investing in Preferred Shares involves certain risks. See "Risk Factors" beginning on page .

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               -----------------

                                                     Per
                                                    Share  Total
                                                   ------- -----
               Public Offering Price               $25,000   $
               Sales Load                          $         $
               Estimated Offering Expenses         $         $
               Proceeds to Fund* (before expenses) $         $

--------
* For a description of all commissions and other compensation paid to the Underwriter, see "Underwriting."

The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

The underwriter is offering Preferred Shares subject to certain conditions. The underwriter expects to deliver Preferred Shares to an investor's broker-dealer, in book-entry form through the Depository Trust and Clearing Corporation, on or
about              , 2002.

                               -----------------

                             Salomon Smith Barney

             , 2002

  (Continued from previous page)

   Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the Auction Agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

   Preferred Shares will be senior to shares of the Fund's outstanding Common Stock, par value $.001 per share. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "RIT." It is a condition of the closing of this offering that Preferred Shares be offered with a rating of "Aaa" from Moody's Investors Services, Inc. and "AAA" from Fitch Ratings.

   The Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of
Additional Information, dated              , 2002, contains additional
information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the Statement of Additional Information by calling the Fund at 1-800-331-1710, or by writing to the Fund at 125 Broad Street, New York, New York 10004. A table of contents to the Statement of Additional Information is
located at page        of this Prospectus. The Statement of Additional
Information is also available, along with other Fund-related materials, on the Securities and Exchange Commission's Web site (http://www.sec.gov).

   The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.
                               -----------------

   You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the underwriter has authorized anyone to provide you with different information. If anyone provides you with different information, you should not rely on it. Neither the Fund nor the underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial conditions, results of operations and prospects may have changed since that date.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   1
Financial Highlights.......................................................  10
The Fund...................................................................  11
Use of Proceeds............................................................  11
Capitalization.............................................................  12
Portfolio Composition......................................................  12
The Fund's Investments.....................................................  13
Interest Rate Transactions.................................................  18
Risk Factors...............................................................  19
How the Fund Manages Risk..................................................  27
Management of the Fund.....................................................  28
Description of Preferred Shares............................................  29
The Auction................................................................  36
Description of Common Stock................................................  39
Description of Borrowings..................................................  40
Certain Provisions in the Articles of Incorporation and By-Laws............  40
Repurchase of Common Stock; Conversion to Open-End Fund....................  42
Tax Matters................................................................  42
Custodian, Transfer Agent, Dividend Paying Agent, Auction Agent and
  Registrar................................................................  44
Underwriting...............................................................  44
Legal Opinions.............................................................  45
Additional Information.....................................................  45
Table of Contents for the Statement of Additional Information..............  47

                              PROSPECTUS SUMMARY

   The following summary highlights selected information from this Prospectus. It may not contain all of the information that is important to you. To understand the offering of Preferred Shares fully, you should read this entire Prospectus carefully, including the risk factors. This summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, the Statement of Additional Information and the Fund's Articles Supplementary Establishing and Creating the Rights and Preferences of Shares of Taxable Auction Rate Preferred Stock (the "Articles Supplementary"). Cross references in this summary are to headings in the body of this Prospectus or the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Glossary appended as Appendix B to the Statement of Additional Information.

The Fund................   Real Estate Income Fund Inc. (the "Fund") is a
                           recently organized, non-diversified, closed-end
                           management investment company. The Fund's principal
                           office is located at 125 Broad Street, New York, New
                           York 10004 and its telephone number is
                           1-800-331-1710. See "The Fund." The Fund's
                           outstanding shares of common stock, par value $.001
                           per share (the "Common Stock"), are listed on the
                           New York Stock Exchange under the symbol "RIT." See
                           "Description of Common Stock." As of         , 2002,
                           the Fund had         shares of Common Stock
                           outstanding and net assets of $         .

The Offering............   The Fund is offering         shares of Series M
                           and         shares of Series T of Taxable Auction
                           Rate Preferred Stock, or Preferred Shares, at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. Except as described in this Prospectus, each series has the same rights and preferences and is offered on the same terms.
                           Preferred Shares are being offered by Salomon Smith
                           Barney Inc. as the underwriter (the "Underwriter").
                           Salomon Smith Barney is an affiliate of Citi Fund
                           Management Inc., the Fund's investment manager (the
                           "Investment Manager") and a wholly-owned subsidiary of Citigroup Inc. See "Underwriting."

Investment Objective....   The Fund's primary investment objective is high
                           current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund's investment objectives will be achieved.
                           The Fund's investment objectives are fundamental and cannot be changed by the Fund's Board of Directors without shareholder approval. See "The Fund's
                           Investments."

Investment Strategies...   Under normal market conditions, the Fund will invest
                           at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real
                           Estate Companies, including REITs. A "Real Estate
                           Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate
                           (or has at least 50% of its assets invested in such real estate). As a part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real
                           Estate Companies.

                           At least 80% of the Fund's total assets will be invested under normal market conditions in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. The Fund will primarily invest in Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

                           The Fund may invest up to 20% of its total assets in U.S. Government obligations and debt securities, including convertible debt securities, issued by Real Estate Companies.

                           The preferred shares, convertible preferred shares and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as "Ratable Securities." The Fund may invest in Ratable Securities that are below investment grade quality, including unrated securities determined by AEW Management and Advisors, L.P., the Fund's sub-adviser (the "Sub-Adviser"), to be of comparable quality to such rated securities. The Fund will not invest in non-investment grade Ratable Securities if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade Ratable Securities.

                           The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.

                           The Fund will not invest more than 10% of its total assets in illiquid securities. The Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government.

                           In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.

                           The Fund may invest in interest rate swap or interest rate cap transactions in order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure. See "Use of Leverage" and "Interest Rate Transactions." The Fund may also purchase or sell futures or options on futures to hedge interest rate risks. See "The Fund's Investments" and "Risks."

Ratings.................   The Fund's investments are subject to
                           diversification, liquidity and related guidelines established in connection with the Fund's receipt from Moody's Investors Service, Inc. ("Moody's") and
                           Fitch Ratings ("Fitch") of ratings of "Aaa" and "AAA", respectively, for Preferred Shares.

                           It is a condition of the closing of the offering described in this Prospectus that Preferred Shares be issued with a rating of "Aaa" from Moody's and "AAA" from Fitch. Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of Preferred
                           Shares -- Rating Agency Guidelines and Asset
                           Coverage."

                           Ratings issued by a nationally recognized statistical rating organization ("NRSRO"), including Moody's and Fitch, do not eliminate or mitigate the risk of investing in the Fund's securities, including the Preferred Shares. See "Risks-Risk of Investing in Preferred Shares -- Ratings and Asset Coverage."

Non-Diversification.....   The Fund has elected to operate as a
                           "non-diversified" company in order to enhance its flexibility to invest more than 5% of the value of its assets in the obligations of any single issuer.
                           However, for federal income tax purposes, with respect to 50% of its assets, the Fund may not invest more than 5% of its total assets in the obligations of any single issuer.

Use of Leverage.........   The Fund intends to use financial leverage,
                           including issuing Preferred Shares, for investment purposes. The Fund currently anticipates that its use of leverage will represent approximately 30% of its total assets, including the proceeds of such leverage. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. Throughout this Prospectus, commercial paper, notes or borrowings sometimes may be collectively referred to as "Borrowings." Any Borrowings will likely have seniority over the Preferred Shares. Payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

Interest Rate
  Transactions..........   In connection with the Fund's anticipated use of
                           leverage through the sale of Preferred Shares or through Borrowings, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Preferred Shares or any variable rate
                           Borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, this default could negatively impact the Fund's ability to make dividend payments on the Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Preferred Shares. If the Fund fails to maintain the required asset coverage on the outstanding Preferred Shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund.
                           Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account with its custodian, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.
                           The Fund would not enter into any interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage. See "The Fund's Investments -- Interest
                           Rate Transactions."

Investment Manager and
  Sub-Adviser...........   Citi Fund Management Inc. serves as the Fund's
                           investment manager. The Investment Manager is an affiliate of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

                           AEW Management and Advisors, L.P. serves as the Fund's sub-adviser. Together with its affiliates, the Sub-Adviser managed nearly $7 billion of client
                           capital as of            , 2002.

                           The Investment Manager receives an annual fee, payable monthly, in a maximum amount equal to 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any preferred shares that may be outstanding, including the Preferred Shares, plus the principal amount of any Borrowings ("Managed Assets"). For the purposes of calculating the management fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's Managed Assets. The Investment Manager has contractually agreed to waive a portion of its annual management fee in the amount of 0.32% of Managed Assets of the Fund for the first 5 full years of the Fund's operations, 0.20% in year 6 and 0.10% in year 7. See "Management of the Fund."

                           The Investment Manager will pay a portion of its net management fee to the Sub-Adviser. See "Management of the Fund."

Risk Factors Summary....   Risk is inherent in all investing. Therefore, before
                           investing in Preferred Shares, you should consider carefully certain risks. The primary risks of investing in Preferred Shares include:

                           Interest Rate Risk. Preferred Shares pay dividends based upon short-term interest rates. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends paid to stockholders of Preferred Shares exceeds the income from portfolio securities, which could jeopardize the Fund's ability to pay you dividends on your Preferred Shares. If long term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. See "Risk Factors -- Interest Rate Risk."

                           Auction Risk. If an auction for a series fails, you may not be able to sell some or all of your shares. See "Risk Factors -- Auction Risk."

                           Secondary Market Risk. Because of the nature of the market for Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising, and if the Fund redeems your Preferred Shares, you may not be able to find as good a yield on an investment with similar terms and quality. See "Risk Factors -- Secondary Market Risk."

                           Ratings Risk. A rating agency could downgrade the rating assigned to Preferred Shares, which could affect liquidity. See "Risk Factors --Ratings and Asset Coverage Risk."

                           Asset Coverage Risk. The Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances. See "Risk
                           Factors -- Ratings and Asset Coverage Risk."

                           Income Risk. In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on Preferred Shares. See "Risk
                           Factors -- Income Risk."

                           Leverage Risk. The Preferred Shares will be junior to any Borrowings; any Borrowing may constitute a substantial lien and burden on the Preferred Shares by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation; and, if the Fund leverages through Borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the Preferred Shares or purchase Preferred Shares unless
                           (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings that is continuing. See "Risk Factors -- Leverage Risk."

                           Inflation Risk. As inflation occurs, the real value of Preferred Shares and distributions declines, which may be offset as it is expected that Preferred

                           Share dividend rates would increase through the auction process. See "Risk Factors -- Inflation Risk."

                           In addition, general risks related to investing in the Fund include:

                           Risks of Securities Linked to the Real Estate Industry. The Fund concentrates its assets in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

                           Real Estate Company shares prices may drop because of the failure of Real Estate company borrowers to pay their loans and poor management. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company's operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company's leveraging may affect its ability to operate effectively. Real estate risks may also arise where Real Estate Companies fail to carry adequate insurance, or where a Real Estate Company may become liable for removal or other costs related to environmental contamination.

                           Real Estate Companies tend to be small to medium-sized companies. Real Estate Company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

                           An economic downtown could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests. See "Risk Factors -- Risks of Securities Linked to the Real Estate Industry."

                           Interest Rate Transactions Risk. If the Fund enters into interest rate swap, interest rate cap or option or futures transaction, a decline in interest rates may result in a decline in the net amount receivable by the Fund under the interest rate hedging transaction (or increase the net amount payable by the Fund under the interest rate hedging transaction), which could result in a decline in the asset coverage. See "Interest Rate Transactions" and "Risk Factors -- Interest Risk Transactions Risk".

                           Risks of Investment in Lower-Rated
                           Securities. Fixed income securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality involve greater risks than higher rated securities and are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. See "Risk Factors -- Risks of Investment in Lower-Rated Securities."

                           Terrorism. The terrorist attacks on September 11, 2001, the closure of the U.S. securities markets that followed and related events led to increased short-term market volatility and may have long-term effects on U.S. and world economic markets. These long-term effects may include changes in default rates, property values, rental income and access to insurance coverage. These changes may lag behind general economic conditions. In the future, disruptions of financial markets could also impact interest rates, secondary trading, ratings, credit risks and other factors relating to the Fund. These effects may adversely affect Real Estate Companies, Fund service providers and the Fund's operations.

                           Non-Diversified Status. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. To help control this risk, the Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government. See "The Fund's Investments", "Tax Matters" and "Risk
                           Factors -- Non-Diversified Status."

                           For additional general risks of investing in the Fund and Preferred Shares, see "Risk Factors" below.

Trading Market..........   Preferred Shares are not listed on an exchange.
                           Instead, you may buy or sell each series of Preferred Shares at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                           In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue such market activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or such other persons who may be permitted by the Fund.

                           The auction date for each series will be a business day. The table below sets forth, for each series,
                           (a) the first auction date and (b) the business day that will normally be the auction day for such series.

                                                Subsequent
                     Series  First Auction Date Auction Day
                    -------- ------------------ -----------
                    Series M          , 2002       Monday
                    Series T          , 2002      Tuesday

                           In each case, the first auction date will be the business day before the dividend payment date for the initial dividend period for the respective series of Preferred Shares. The start date for subsequent dividend periods normally will be the following business day, typically a Tuesday for Series M and a Wednesday for Series T unless the then-current dividend period for the applicable series is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period for the applicable series is not a business day.

Dividends and Dividend
  Periods...............   The table below shows the annual dividend rates for
                           the initial dividend periods for each series of Preferred Shares offered in this Prospectus. For subsequent dividend periods, each series of Preferred Shares will pay dividends based on a rate set at auction, normally held weekly. In most instances dividends for each series of Preferred
                           Shares are also paid weekly, on the first business day following the end of the dividend period. The rate set at auction for each series of Preferred
                           Shares will not exceed the Maximum Rate under normal circumstances. See "Description of Preferred
                           Shares -- Dividends and Dividend Periods -- General."

                           The table below also shows the dividend payment dates for the initial dividend periods. If the day on which dividends are payable for a particular series is not a business day, then dividends for that series will be paid on the first business day that falls after that day.

                           Finally, the table below shows the number of days of the initial dividend period for each series of Preferred Shares. Subsequent dividend periods generally will be seven days. The dividend payment date for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See "Description of Preferred Shares -- Dividends and Dividend
                           Periods -- Designation of Special Dividend Periods."

                                        Dividend
                                     Payment Dates    Number of days
                   Initial Dividend   for Initial       of Initial
          Series        Rates       Dividend Periods Dividend Periods
          ------   ---------------- ---------------- ----------------
          Series M
          Series T

Asset Maintenance.......   Under the Articles Supplementary, the Fund must
                           maintain:

                            . asset coverage as required by the rating agency or agencies rating the Preferred Shares; and

                            . asset coverage of the Preferred Shares of at least 200% as required by the 1940 Act.

                           Based on composition of the fund's portfolio and
                           market conditions as of         , 2002, the asset
                           coverage of Preferred Shares as measured pursuant to
                           the 1940 Act would be approximately     % if the
                           Fund were to issue all Preferred Shares offered in this Prospectus. In addition, under the requirements of the 1940 Act, the Fund's asset coverage ratio for indebtedness may not fall below 300%.

Taxation................   Distributions with respect to the Preferred Shares
                           will generally be subject to U.S. federal income taxation. Because the Fund's portfolio income will consist principally of dividend income from REITs, capital gains and interest income, corporate investors in the Preferred Shares generally will not be entitled to the 70% dividends received deduction.
                           The Internal Revenue Service ("IRS") currently requires that a regulated investment company which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year.
                           Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and the Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See "Tax
                           Matters."

Redemption..............   The Fund will not ordinarily redeem Preferred
                           Shares. However, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem Preferred
                           Shares under certain conditions. See "Description of Preferred Shares -- Redemption" and "Description of
                           Preferred Shares -- Rating Agency Guidelines and
                           Asset Coverage."

Liquidation Preference..   The liquidation preference of each Preferred Share
                           will be $25,000 plus any accumulated but unpaid dividends to the date of distribution, if any, whether or not earned or declared. See "Description of Preferred Shares -- Liquidation."

Voting Rights...........   The holders of Preferred Shares, voting as a
                           separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years' dividends on Preferred Shares are unpaid. In each case, the remaining directors will be elected by holders of shares of Common Stock and holders of Preferred
                           Shares, voting together as a single class. The holders of Preferred Shares will vote as a separate class or classes on certain other matters as required under the Articles Supplementary, the Investment Company Act of 1940, as amended (the
                           "1940 Act") and Maryland law. See "Description of
                           Preferred Shares -- Voting Rights" and "Certain
                           Provisions in the Articles of Incorporation and Bylaws."

Custodian, Transfer
  Agent, and Registrar..   State Street Bank and Trust Company serves as the
                           Fund's custodian. American Stock Transfer & Trust
                           Company serves as the Fund's transfer agent, paying agent and registrar. [Deutsche Bank Trust Company
                           Americas] serves as Auction Agent, Transfer Agent,
                           Paying Agent and Registrar for the Preferred Shares.

                             FINANCIAL HIGHLIGHTS

   Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's
investment operations on         , 2002 until         , 2002. Since the Fund
was recently organized and commenced operations on         , 2002, the table
covers approximately    weeks of operations, during which a substantial portion
of the Fund's portfolio was held in temporary investments pending investment in long-term securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performances.

Per Share Operating Performance:
Net Asset Value, Beginning of Period...................................... $
                                                                           ---
 Net Investment Income....................................................
                                                                           ---
 Net Gains or Losses on Securities (Both Realized and Unrealized).........
                                                                           ---
   Total from Investment Operations.......................................
                                                                           ---
 Offering Costs...........................................................
                                                                           ---
 Net Asset Value, End of Period........................................... $
                                                                           ===
 Per Share Market Value, End of Period.................................... $
 Total Return on Net Asset Value..........................................   %
 Total Investment Return on Market Value..................................   %
Ratios/Supplemental Data:
 Net Assets, End of Period (In Thousands)................................. $
 Ratio of Expenses to Average Net Assets before Reimbursement.............  % *
 Ratio of Net Investment Income to Average Net Assets Before Reimbursement  % *
 Ratio of Expenses to Average Net Assets After Reimbursement..............  % *
 Ratio of Net Investment Income to Average Net Assets After Reimbursement.  % *
 Portfolio Turnover Rate..................................................

--------
*  Annualized

                                   THE FUND

   Real Estate Income Fund Inc. is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on May 16, 2002 pursuant to Articles of Incorporation (as amended, restated and supplemented from time to time, the "Articles" and, together with the Articles
Supplementary, referred to as the "Charter"). On        , 2002, the Fund issued
an aggregate of    shares of Common Stock, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations.
[On        , 2002, the Fund issued an additional    Common Shares in connection
with a partial exercise by the underwriter of the over-allotment option.] The Fund's Common Stock is traded on the New York Stock Exchange (the "Exchange") under the symbol "RIT." The Fund's principal office is located at 125 Broad Street, New York, New York 10004, and its telephone number is 1-800-331-1710.

   The following provides information about the Fund's outstanding shares as
of        , 2002:

                                              Amount Held
                                            by the Fund or    Amount
                          Amount Authorized for its Account Outstanding
         Title of Class   ----------------- --------------- -----------
         Common..........    100,000,000*          0
         Preferred Shares                          0             0

--------
* A total of 100,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated Common Stock pursuant to the Articles. The Board of Directors of the Fund (the "Board") may classify or reclassify any authorized but unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has authorized the issuance of Preferred Shares.

                                USE OF PROCEEDS

   The net proceeds of this offering will be approximately $      after payment
of the sales load and estimated offering costs.

   The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal obligations that meet the Fund's investment objective and policies at or shortly (within [three] months) after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term, money market instruments.

                                CAPITALIZATION

   The following table sets forth the unaudited capitalization of the Fund as
of         , 2002, and as adjusted to give effect to the issuance of
Common Shares on         , 2002, as well as the issuance of the Preferred
Shares offered by this Prospectus.

                                                                       Actual As Adjusted
                                                                       ------ -----------
                                                                          (Unaudited)
Taxable Auction Rate Preferred Stock, $25,000 per share liquidation
  preference; [      ] shares authorized (no shares issued and
  shares issued, as adjusted, respectively)........................... $0.00      $
Shareholders' Equity:
  Common Stock, $.001 par value per share; 100,000,000 shares
   authorized* ( shares outstanding and        shares outstanding, as
   adjusted)**........................................................
  Capital in excess of par value***...................................
  Balance of undistributed net investment income......................
  Accumulated net realized gain (loss) from investment transactions...
  Net unrealized appreciation (depreciation) of investments...........
                                                                       -----      --
  Total Net Assets attributable to Common Stock outstanding****....... $          $
                                                                       =====      ==
Net assets attributable to Common Stock outstanding plus liquidation
  value of Preferred Shares........................................... $          $
                                                                       =====      ==

--------
  * A total of 100,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated Common Stock pursuant to the Articles. The Board may classify or reclassify any authorized but unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has authorized the issuance of Preferred Shares.
 ** None of these outstanding shares are held by or for the account of the Fund
    as of         , 2002.
*** As adjusted capital in excess of par value reflects a reduction for the sales load and estimated offering costs of Preferred Shares issuance
    ($        ).
**** The computation of total net assets for purposes of this table and for certain other accounting purposes does not include the liquidation value of any outstanding preferred stock of the Fund. Total net assets, or net assets, as used in the Fund's management agreement, however, include both the liquidation value of any outstanding preferred stock of the Fund and the net assets attributable to Common Stock outstanding for the purposes of computing the management fee.

                             PORTFOLIO COMPOSITION

   As of         , 2002,     % of the market value of the Fund's portfolio was
invested in long-term investments and     % in short-term investments. This
information reflects the average composition of the Fund's assets as of
        , 2002, and is not necessarily representative of the Fund as of the current fiscal year or at any time in the future.

                            THE FUND'S INVESTMENTS

Investment Objectives

   The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are fundamental and may not be changed by the Fund's Board of Directors without shareholder approval.

Investment Strategies

   Concentration. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy cannot be changed without shareholder approval. See "Fundamental Investment Policies."

   Real Estate Companies. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares (preferred shares that, upon the passage of time or the happening of certain events, automatically convert into common shares) and debt securities issued by Real Estate Companies, including REITs. A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). As part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies.

   Substantially all of the equity securities of Real Estate Companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. At least 90% of the Fund's total assets will be invested in securities of U.S. issuers located in the U.S. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries. The Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government, nor will it invest in real estate or in securities of Real Estate Companies that are controlled by the Investment Manager, Citigroup Inc., the Sub-Adviser, CDC IXIS Asset Management North America, L.P. or their respective affiliates.

   The Fund may invest up to 20% of its total assets in U.S. Government obligations and other debt securities, including convertible debt securities, issued by Real Estate Companies.

   REITs. At least 80% of the Fund's total assets will be invested under normal market conditions in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

   REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund may invest up to 10% of its total assets in any combination of Mortgage REITs and Hybrid REITs.

   REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

   Common Shares, Preferred Shares and Convertible Preferred Shares. It is the Fund's intention to initially invest approximately:

    . 60% to 80% of its total assets in common shares issued by Real Estate Companies; and

    . 20% to 40% of its total assets in preferred shares, including convertible preferred shares, issued by Real Estate Companies.

   The actual percentage of common, preferred and convertible preferred shares, rights and warrants, U.S. Government obligations and debt securities in the Fund's portfolio may vary over time based on the Sub-Adviser's assessment of market conditions.

   Preferred shares pay fixed or floating rate dividends to investors and have a "preference" over common shares in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. Preferred shareholders of REITs usually have no right to vote for corporate directors or on other matters.

   U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

   Lower-Rated Securities. The Fund may invest in non-investment grade quality Ratable Securities, including unrated securities determined by the Sub-Adviser to be of comparable quality to such rated securities. Non-investment grade quality Ratable Securities are those that have received a rating lower than Baa or BBB by Moody's, Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), Fitch or a comparable rating by another NRSRO. The Fund will not invest in non-investment grade Ratable Securities if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade Ratable Securities. In the event that a downgrade of one or more investment grade quality Ratable Securities causes the Fund to exceed this 20% limit, the Sub-Adviser will determine, in its discretion, whether to sell any non-investment grade Ratable Securities to reduce the percentage to below 20% of the Fund's total assets. It is possible, therefore, that the value of non-investment grade Ratable Securities could exceed 20% of the Fund's total assets for an indefinite period of time. The Sub-Adviser will monitor the credit quality of the Fund's Ratable Securities.

   Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Debt securities that are below investment grade quality are commonly referred to as junk bonds. The Fund may only invest in non-investment grade securities that are rated CCC or higher by S&P or Fitch, Caa or higher by Moody's (or a comparable rating by another NRSRO), or unrated securities determined to be of comparable quality by the Sub-Adviser. The issuers of these securities have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the Statement of Additional Information.

   Illiquid Securities. The Fund will not invest more than 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Investment Manager to look for the following factors: (i) the trading volume of the securities; (ii) the frequency of trades and quotes for the securities; (iii) the number of dealers willing to purchase or sell the securities and the number of other potential purchasers; (iv) dealer undertakings to make a market in the securities; (v) the trading markets for the securities; and (vi) the nature of the securities and the nature of marketplace trades (including the time needed to dispose of the securities, methods of soliciting offers and mechanics of transfer).

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

   Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its total assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to protect liquidity.

   As discussed below under "Interest Rate Transactions," the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit or investments in illiquid securities.

   Warrants and Rights. Warrants are options to purchase equity securities at a specified price for a specified period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

   Short Sales and Derivatives. The Fund will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this Prospectus and the Statement of Additional Information. See "Use of Leverage" and "Interest Rate Transactions."

   The Fund will only enter into futures contracts to hedge interest rate risks. A futures contract is a two party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates, and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

   The Fund will only purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option, and will mark such amounts to market daily.

   Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.

   Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

   Securities Lending. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund presently intends to invest such cash collateral in money market instruments listed above in "-- Cash Positions." The Fund will not lend portfolio securities representing more than one-third of its total assets.

   Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

   Portfolio Turnover. The Fund may engage in portfolio trading when the Sub-Adviser considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

Fundamental Investment Policies

   The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies may not be changed without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares voting as a single class. A "majority of the outstanding" shares means (i) 67% or more of the shares present at meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy, or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See "Investment Objectives" and "Investment Policies and Techniques" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Preferred Shares -- Voting Rights" and the Statement of Additional Information under "Preferred Shares -- Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

   The Fund may become subject to guidelines which are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from Moody's and Fitch on the Preferred Shares.

Investment Philosophy

   The Sub-Adviser employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. The Sub-Adviser believes that ultimately the performance of Real Estate Companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, the Sub-Adviser draws upon the combined expertise of its real estate, research and securities professionals in consultation with the Investment Manager.

Investment Process

   When selecting investments for the Fund, the Sub-Adviser generally considers the following factors that it believes help to identify those Real Estate Companies whose securities represent the greatest value and price appreciation potential:

    . Valuation: The Sub-Adviser has developed a proprietary model to assess the relative value of each security in the Fund's investment universe. This model is designed to estimate what a Real Estate Company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps the Sub-Adviser to identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. The Sub-Adviser will generally sell a security once it is considered overvalued or when the Sub-Adviser believes that there is greater relative value in other securities in the Fund's investment universe.

    . Price: The Sub-Adviser examines the historic pricing of each Real Estate Company in the Fund's universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over-performed.

    . Income: The Sub-Adviser further evaluates Real Estate Companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

    . Catalysts: When evaluating a security, the Sub-Adviser also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

   In order to control risk, the Sub-Adviser will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, the Sub-Adviser's stock selection disciplines and fundamental real estate market and property type analyses may lead the Sub-Adviser to overweight or underweight particular property types and/or geographic regions from time to time.

Use of Leverage

   Through issuance of the Preferred Shares, the Fund intends to use leverage for investment purposes. The Fund currently anticipates its use of leverage to represent approximately 30% of its total assets, including the proceeds of such leverage. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. See "Description of Preferred Shares" and "Description of Borrowings" below. The Fund employs financial leverage for the purpose of acquiring additional income-producing investments when the Investment Manager and the Sub-Adviser believe that such use of proceeds will enhance the Fund's net income. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors -- Risk of Investing in Preferred Shares -- Leverage Risk." The management fee paid to the Investment Manager and the Sub-Adviser will be calculated on the basis of the Fund's total Managed Assets, including proceeds of financial leverage, so the fees will be higher when leverage is utilized.

                          INTEREST RATE TRANSACTIONS

   In order to reduce the interest rate risk inherent in the Fund's investments and underlying capital structure, the Fund may enter into interest rate swap or cap transactions. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

   Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable rate payment obligation on Preferred Shares or any variable rate Borrowing. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage. The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

   The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

   The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund, if any, under the interest rate swap or cap could decline, and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of dividends on Preferred Shares or interest on Borrowings that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

   Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on Preferred Shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

   Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

   In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as those of the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

   The Fund may choose or be required to redeem some or all Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

   The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. See "The Fund's
Investments -- Investment Strategies -- Short Sales and Derivatives."

   The Fund's ability to engage in interest rate transactions to hedge interest rate risk may be limited by tax considerations.

                                 RISK FACTORS

   Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISK OF INVESTING IN PREFERRED SHARES

Interest Rate Risk

   The Fund issues Preferred Shares, which pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends paid to stockholders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. [The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See "How the Fund Manages Risk."]

Auction Risk

   You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of Preferred Shares, which could affect the liquidity of your investment. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

Secondary Market Risk

   If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the Nasdaq stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend will be fixed for a longer period, the value of the Preferred Shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction. Accrued Preferred Share dividends, however, should at least partially compensate for the increased market interest rates.

Ratings and Asset Coverage Risk

   While Moody's and Fitch assign ratings of "Aaa" or "AAA", respectively, to Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade the Preferred Shares rating which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the rating of Preferred Shares, the Fund will alter its portfolio or redeem Preferred Shares. The Fund may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

Income Risk

   The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If the Fund's income drops, over time the Fund's ability to make dividend payments with respect to the Preferred Shares may be impaired.

Leverage Risk

   The Fund uses financial leverage for investment purposes an amount currently anticipated to represent approximately 30% of its total assets (including the proceeds from such financial leverage). In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. The Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) amount equal to up to 5% of its total assets for temporary purposes only.

   If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), including any Borrowings, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities, including any Borrowings. Upon the issuance of Preferred Shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the Preferred Shares, to 200% of the aggregate value of any senior securities, including any Borrowings, and the Preferred shares.

   If the Fund seeks an investment grade rating from one or more NRSROs for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

   The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including shares with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings that is continuing. See "Description of Preferred
Shares -- Restrictions on Dividend and Other Distributions." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

   The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

   Because the fee paid to the Investment Manager and the Sub-Adviser will be calculated on the basis of total Managed Assets, the fee will be higher when leverage is utilized, giving the Investment Manager and the Sub-Adviser an incentive to utilize leverage.

Inflation Risk

   Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or "real") value of your Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, Preferred Shares dividend rates would increase, tending to offset this risk.

GENERAL RISKS OF INVESTING IN THE FUND

Limited Operating History

   The Fund is recently organized and has a limited operating history.

Investment Risk

   An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Risks of Securities Linked to the Real Estate Industry

   The Fund will invest in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

    .  declines in the value of real estate

    .  general and local economic conditions

    .  unavailability of mortgage funds

    .  overbuilding

    .  extended vacancies of properties

    .  increased competition

    .  increases in property taxes and operating expenses

    .  changes in zoning laws

    .  losses due to costs of cleaning up environmental problems

    . liability to third parties for damages resulting from environmental problems

    .  casualty or condemnation losses

    .  limitations on rents

    .  changes in neighborhood values and the appeal of properties to tenants

    .  changes in interest rates

   As a result of these factors, the value of the Fund's portfolio may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

   Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A

Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

   As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

   Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise, although certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

   Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

   Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property.

   Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and from private sector health insurance providers; and (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

   Governmental laws and regulations affecting healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

   Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, the presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and the oversupply of units due to new construction. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

   Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

   Other factors may contribute to the riskiness of real estate investments.

   Insurance Issues. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. In addition, after the September 11, 2001 terrorist attacks in New York City and Washington, D.C., the cost for insurance for acts of terrorism has increased while coverage has diminished, leading to an additional risk that damage due to terrorism will not be insured. Should any type of uninsured loss occur, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

   Financial Leverage. Real Estate Companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

   In addition, a Real Estate Company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the Real Estate Company.

   Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company and, as a result, the amount available to make distributions on its shares could be reduced.

   Smaller Companies. Even the larger Real Estate Companies in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than -- and at times will perform differently from -- large company shares such as those found in the Dow Jones Industrial Average.

   Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a Real Estate Company which purports to be a REIT but which fails to qualify as a REIT under the Code. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their dividends.

Interest Rate Transactions Risk

   The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on Preferred Shares or Borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

Risks of Futures and Options on Futures

   The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

    . Successful use of hedging transactions depends upon the Sub-Adviser's ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

    . There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

    . Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

    . There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

    . There is no assurance that the Fund will use hedging transactions. For example, if the Fund determine that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Risks of Investment in Lower-Rated Securities

   While securities carrying the fourth highest quality rating (Baa by Moody's or BBB by S&P or Fitch) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in securities in the higher rating categories and such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities.

   Fixed-income securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality involve greater risks than higher rated securities and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

   Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

   The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund. Adverse publicity and investor perceptions may decrease the values and liquidity of lower-rated securities.

   It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Risks of Warrants and Rights

   Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants' or rights' expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security.

Terrorism

   The terrorist attacks on September 11, 2001, the closure of the U.S. securities markets that followed and related events led to increased short-term market volatility and may have long-term effects on U.S. and world economic markets. These long-term effects may include changes in default rates, property values, rental income and access to insurance coverage. These changes may lag behind general economic conditions. In the future, disruptions of financial markets could also impact interest rates, secondary trading, ratings, credit risk and other factors relating to the Fund. These effects may adversely affect Real Estate Companies, Fund service providers and the Fund's operations.

Foreign Security Risk

   The prices of foreign securities may be affected by factors not present in U.S. markets, including:

    . Currency exchange rates. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

    . Political and economic conditions. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

    . Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

    . Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

Non-diversified Status

   Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." To help control this risk, the Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government. Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws. See "Tax Matters."

Anti-Takeover Provisions

   The Fund's Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Certain Provisions in the Articles of Incorporation and By-Laws."

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding shares of Common Stock and Preferred Shares voting together as a single class, and the approval of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding Preferred Shares voting as a separate class. The Fund is subject to guidelines which are more limiting than the investment restriction set forth above in order to obtain and maintain ratings from Moody's or Fitch on the Preferred Shares. See "Investment Objectives -- Investment Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Limited Borrowings

   Under the requirement of the 1940 Act, the Fund, immediately after issuance of any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act) must have an asset coverage of at least 300%. With respect to any Borrowings that are senior securities representing indebtedness, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities bears to the aggregate amount of such Borrowings that are senior securities representing indebtedness issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

                            MANAGEMENT OF THE FUND

Directors and Officers

   The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund and to the Investment Manager, subject always to the objectives, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain Directors and officers of the Fund are affiliated with the Investment Manager and Citigroup Inc., the parent corporation of the Investment Manager. All of the Fund's executive officers hold similar offices with some or all of the Investment Manager's other funds. The Investment Manager has delegated most of the day-to-day investment operations of the Fund to the Sub-Adviser, subject to the oversight of the Investment Manager and the Board of Directors.

Investment Manager and Sub-Adviser

   The Fund's investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut 06902. The Investment Manager oversees the Fund's operations and provides administrative services. The Investment Manager is an affiliate of (and may be deemed to be controlled by) Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Citi Fund Management Inc. was established in 2001 to take over the mutual fund-related investment advisory operations of Citibank, N.A. and together with Citibank affiliates in New York, London, Frankfurt, Tokyo and Hong Kong provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The Investment Manager is responsible for the selection and ongoing monitoring of the Sub-Adviser and the Fund's cash management.

   The Fund's sub-adviser is AEW Management and Advisors, L.P. The Sub-Adviser is registered as an investment adviser with the SEC. Together with its affiliates, the Sub-Adviser managed nearly $7 billion of client capital as of June 30, 2002. The Sub-Adviser is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages approximately $300 billion in assets for institutions and individuals as of June 30, 2002. The Sub-Adviser's address is Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

   A team of professionals at the Sub-Adviser, working under the Fund's portfolio manager, is primarily responsible for overseeing the day-to-day operations of the Fund.

   That team is led by Matthew A. Troxell, who serves as Portfolio Manager for the Fund. Mr. Troxell joined the Sub-Adviser in 1994 as a Vice President and became a Principal of the firm in 1997. He has 19 years of securities and portfolio management experience. Prior to joining the Sub-Adviser, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a graduate of Tufts University (B.A.) and holds the designation of Chartered Financial Analyst
(CFA).

Investment Management Agreement

   Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual management fee for the services and facilities provided by the Investment Manager of 0.90% of the Fund's Managed Assets (which includes assets attributable to Preferred Shares and the principal amount of Borrowings), payable on a monthly basis.

   For the first seven (7) years of the Fund's operation, the Investment Manager has agreed to waive a portion of its management fee in the amounts, and for the time periods, set forth below:

                                         Fee Waiver
                         Waiver       (as a percentage
                         Period/(1)/ of Managed Assets)
                         ----------- ------------------
                           Year 1...        0.32%
                           Year 2...        0.32
                           Year 3...        0.32
                           Year 4...        0.32
                           Year 5...        0.32
                           Year 6...        0.20
                           Year 7...        0.10

--------
(1) Year 1 represents the period from the commencement of operations through July 31, 2003; then yearly thereafter.

   Pursuant to a Sub-Investment Advisory Agreement among the Fund, the Investment Manager and the Sub-Adviser, the Sub-Adviser will receive from the Investment Manager a sub-advisory fee at an annual rate equal to: (a) for the first five years of the Fund's operations, 0.40% of the first $100 million of the Fund's Managed Assets, 0.35% of the next $100 million of the Fund's Managed Assets and 0.30% of the Fund's Managed Assets in excess of $200 million; and
(b) starting five years after the commencement of the Fund's operations, 50% of the management fee paid by the Fund to the Investment Manager (net of the waivers described above). The Sub-Adviser has agreed to waive a portion of its sub-advisory fee until the Investment Manager recoups certain costs it incurred in connection with the offering.

   In addition to the fee paid to the Investment Manager, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Directors (other than those affiliated with the Investment Manager), custodian, transfer agency and dividend disbursing expenses, rating agency fees, legal fees, expenses of independent auditors, expenses of registering and qualifying shares for sale, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses in connection with any Borrowings, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, amendments to the Fund's registration statement, membership in investment company organizations, and taxes, if any.

                        DESCRIPTION OF PREFERRED SHARES

   The following is a brief description of the terms of Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions of the Articles Supplementary establishing the Preferred Shares. A copy of the Articles Supplementary is filed as an exhibit to the Registration Statement of which this Prospectus is a part and may be inspected, and a copy thereof may be obtained, as described under "Additional Information."

General

   Under the Articles, the Fund is authorized to issue up to 100,000,000 shares of capital stock, initially designated Common Stock. Pursuant to the Articles, the Board may classify or reclassify authorized but unissued shares of capital stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, prior to issuance. The
Board has authorized the issuance of        shares of Taxable Auction Rate
Preferred Stock, or Preferred Shares. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

   Preferred Shares will rank on a parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares are, when issued, fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

Dividends and Dividend Periods

   Dividend Payments. Dividends on Preferred Shares shall be payable, when, as and if declared by the Board out of funds legally available therefor in accordance with the Charter and applicable law. The table below sets forth, for each series, (a) the Initial Dividend Rate for the Initial Dividend Period; (b) the day from which dividends will accumulate at the initial rate; (c) the dividend payment date for the Initial Dividend Period; (d) the day on which dividends will normally be paid; provided, however, that (i) if the day on which dividends on a series would otherwise be payable as set forth below is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and (ii) the Fund may specify different Dividend Payment Dates for a series in respect of any Special Dividend Period of more than 7 Dividend Period Days; and (e) the number of days of the Initial Dividend Period.

   Any Subsequent Dividend Period for each series of Preferred Shares will be a Minimum Dividend Period (seven Dividend Period Days), unless the Fund, subject to certain conditions, designates such Subsequent Dividend Period as a Special Dividend Period. See "-- Designation of Special Dividend Periods" below.

                        Date of      Dividend
             Initial  Accumulation Payment Date Subsequent  Number of Days
             Dividend  at Initial  for Initial   Dividend   of Initial Rate
    Series     Rate      Rate*     Rate Period* Payment Day     Period
    ------   -------- ------------ ------------ ----------- ---------------
    Series M                                     Tuesday
    Series T                                     Wednesday

--------
*  All dates are 2002

   The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be [360] for each Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

   Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

   Dividends on each series of Preferred Shares will accumulate from the Date of Original Issue. The dividend rate for the Initial Dividend Period for each series is set forth in the table above. For each Subsequent Dividend Period, the dividend rate will be the Applicable Rate for such series that the Auction Agent advises the Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction will not be greater than the Maximum Rate.

   Maximum Rate. The Applicable Rate that results from an Auction will not be lower than 70% of the applicable AA Composite Commercial Paper Rate (the "Minimum Rate") or greater than 150% (the "Maximum Rate") of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a period of 184 days or more) at the close of business on the Business Day next preceding such Auction Rate; provided, however, that [the Maximum Rate is subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, and that immediately following any such increase, the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.]

   If an Auction for any Subsequent Dividend Period is not held for any reason other than as described below with respect to a Default, the dividend rate for such Subsequent Dividend Period will be the Maximum Rate on the Auction Date for such Subsequent Dividend Period.

   Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during any Dividend Period (other than any Special Dividend Period of more than 364 Dividend Period Days or any Dividend Period succeeding any Special Dividend Period of more than 364 Dividend Period Days during which such a failure occurred that has not been cured) (a "Default"), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such Default occurred, such Default shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Articles Supplementary, no Auction will be held for the first Subsequent Dividend Period thereafter (or for any Dividend Period thereafter to and including the Dividend Period during which such Default is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such Default), and the dividend rate for each such Subsequent Dividend Period shall be equal to the Default Rate. The Default Rate means 300% of the applicable AA Composite Commercial Paper Rate for a Dividend Period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a Dividend Period of 184 days or more. Late charges are also calculated at the applicable Default Rate.

   A failure to pay dividends on, or the redemption price of, Preferred Shares shall have been cured with respect to any Dividend Period if, within the respective time periods described in the Articles Supplementary, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on Preferred Shares and (b) without duplication, the redemption price for shares, if any, for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of Preferred Shares when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

   Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its shares of Common Stock) in respect of its Common Stock or other shares of the Fund ranking junior to, or on parity with, Preferred Shares as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other such junior shares or other such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) full cumulative dividends on Preferred Shares through the most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (b) the Fund shall have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto. Except as otherwise described herein, for so long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, shares of Common Stock or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of shares of Common Stock or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the Preferred Shares Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating Preferred Shares.

   Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on Preferred Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon Preferred Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any such other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

   Designation of Special Dividend Periods. The Fund, at its option, may designate any succeeding Subsequent Dividend Period as a Special Dividend Period consisting of a specified number of Dividend Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Dividend Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction shall have been held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period and Sufficient Clearing Bids shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give holders of Preferred Shares notice of a Special Dividend Period as provided in the Articles Supplementary.

Redemption

   Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Charter and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

   In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

   Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 calendar days, and not more than 40 calendar days, prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund shall not effect any option redemption unless after giving effect thereto (i) the Fund has available certain deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Fund would have eligible assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

   Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on any outstanding preferred stock, including all outstanding Preferred Shares, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred stock.

Liquidation

   Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the shares of Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

   Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Rating Agency Guidelines and Asset Coverage

   The Fund is required under the 1940 Act and Moody's and Fitch guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, [although it is not anticipated that in the normal course of business the value of such assets would exceed 40% of the Fund's total assets]. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.

   The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to Preferred Shares, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the
composition of the portfolio of the Fund and market conditions as of       ,
2002, 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance of all Preferred Shares offered hereby and giving effect to the deduction of sales load and offering costs related thereto
estimated at $      , would have been computed as follows:

       Value of Fund assets less liabilities not
             constituting senior securities
    ------------------------------------------------ =   ------ =         %
    Senior securities representing indebtedness plus
          liquidation value of Preferred Shares

   In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "Redemption -- Mandatory Redemption" above.

   The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

   As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by an NRSRO.

   A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or Fitch, or both, for rating Preferred Shares.

Voting Rights

   Except as otherwise provided in this Prospectus and in the Statement of Additional Information, in the Charter or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund as a single class. There is presently no other preferred stock of the Fund authorized or issued.

   In connection with the election of the Fund's directors, holders of outstanding Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's directors, and the remaining directors are elected by holders of shares of Common Stock and Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, the number of directors constituting the Board shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

   So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of Preferred Shares outstanding at the time (voting as a separate class):

      (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of Preferred Shares, or classes or series of other preferred stock ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation; provided, however, that if Moody's or Fitch is not then rating Preferred Shares, the aggregate liquidation preference of all preferred stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed
   $      ); or

      (b) amend, alter or repeal the provisions of the Charter whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of stock ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the shares of Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

   Unless a higher percentage is provided for in the Articles (see "Certain Provisions in the Charter and Bylaws"), (A) the affirmative vote of the holders of at least a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.

   The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

General

   The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for Preferred Shares for each Dividend Period after the Initial Dividend Period shall be equal to the rate per year that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Articles Supplementary for a more complete description of the Auction process.

   Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, [Deutsche Bank Trust Company Americas]) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate is to be based on the results of an Auction.

   The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

   Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.

   The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

   The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

   Prior to the Submission Deadline on each Auction Date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders ("Orders") with respect to such Preferred Shares to that Broker-Dealer as follows:

   . Hold Order -- indicating its desire to hold such shares without regard to the Applicable Rate for the next Dividend Period thereof.

   . Bid -- indicating its desire to sell such shares at $25,000 per share if the Applicable Rate for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

   . Sell Order -- indicating its desire to sell such shares at $25,000 per share without regard to the Applicable Rate for the next Dividend Period thereof.

   A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to Preferred Shares then held by such Beneficial Owner. A Beneficial Owner that submits a Bid with respect to such shares to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Dividend Period of more than [7] Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

   A customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares, or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

   The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the

Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

   If Sufficient Clearing Bids for Preferred Shares exist (that is, the number of Preferred Shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of Preferred Shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for the next succeeding Dividend Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate for the next succeeding Dividend Period will be the Maximum Rate on the Auction Date. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of Preferred Shares, the Applicable Rate for the next succeeding Dividend Period will be the All Hold Order Rate.

   The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Preferred Shares that is fewer than the number of Preferred Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

   Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

   The Auctions for Series M Preferred Shares will normally be held every Monday and each Subsequent Dividend Period will normally begin on the following Tuesday. The Auctions for Series T Preferred Shares will normally be held every Tuesday and each Subsequent Dividend Period will normally begin on the following Wednesday.

   If an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

   If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

    . the Dividend Payment Date for the affected Dividend Period will be the next business day on which the trust and its paying agent, if any, can pay the dividend;

    . the affected Dividend Period will end on the day it otherwise would have ended; and

    . the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

   The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of either series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

   Current Holder A.. Owns 500 shares, wants to    Bid order of 2.1% rate for
                      sell all 500 shares if       all 500 shares
                      Applicable Rate is less than
                      2.1%
   Current Holder B.. Owns 300 shares, wants to    Holder order -- will take
                      hold                         the Applicable Rate
   Current Holder C.. Owns 200 shares, wants to    Bid order of 1.9% rate for
                      sell all 200 shares if       all 200 shares
                      Applicable Rate is less than
                      1.9%
   Potential Holder D Wants to buy 200 shares      Places order to buy at or
                                                   above 2.0%
   Potential Holder E Wants to buy 300 shares      Places order to buy at or
                                                   above 1.9%
   Potential Holder F Wants to buy 200 shares      Places order to buy at or
                                                   above 2.1%

   The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

   The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

   A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON STOCK

   The Articles authorize the issuance of 100,000,000 shares of capital stock of the Fund, designated pursuant to the Articles as Common Stock, par value $.001 per share. Pursuant to the Articles, the Board may classify or reclassify any authorized but unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of such shares of stock. All shares of Common Stock have non-cumulative voting rights and equal rights with respect to dividends, assets and liquidations. Shares of Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. Whenever Preferred Shares are outstanding, shareholders of Common Stock will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. A majority of the entire Board of Directors, without action by the shareholders, may amend the Articles of Incorporation to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.

                           DESCRIPTION OF BORROWINGS

   The Articles authorize the Fund, without prior approval of the holders of Common and Preferred Shares, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.

   Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage" and "Risk Factors -- Leverage Risk."

   Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the holders of Common and Preferred Shares, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to the holders of Common and Preferred Shares in certain circumstances.

   Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

   The discussion above describes the Board of Directors' present intention with respect to a possible offering of Borrowings. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Articles.

        CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

   The Fund has provisions in its Articles and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be cast for the election of directors.

   The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since June 20, 2002, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles to change any of the provisions in this paragraph and the preceding paragraph.

   The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

      (i) merger, consolidation or statutory share exchange of the Fund with or into any other person;

      (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuance of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

      (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

      (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles to terminate the Fund's existence; or

      (v) unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.

   However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year's annual meeting.

   Reference is made to the Articles and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

            REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's shares of Common Stock trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value, although in some cases they may trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value. The Board has seen no reason to adopt any of these steps with respect to the Fund. Accordingly, the Fund cannot assure you that the Board will decide to take any of these actions, or, if taken, that share repurchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value.

   The Fund's Investment Manager may voluntarily waive its fees from time to time in order to increase the Fund's dividend yield in an effort to reduce the discount. Any such waiver may be terminated at any time, and there can be no assurance that such actions would be successful at reducing the discount.

   If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Stock would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See this Prospectus under "Certain Provisions in the Articles of Incorporation and Bylaws" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

   Before deciding whether to take any action if the shares of Common Stock trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Stock" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

   The discussion below and in the Statement of Additional Information provides general tax information. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in Preferred Shares.

Federal Income Tax Treatment of the Fund

   The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

   Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.

   If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the corporate dividends received deduction, would be taxable to shareholders as ordinary income, even though such distributions might otherwise (at least in part) have been treated as long-term capital gains in such shareholders' hands.

Federal Income Tax Treatment of Holders of Preferred Shares

   Under present law, the Fund is of the opinion that Preferred Shares will constitute stock of the Fund, and thus distributions with respect to Preferred Shares (other than as described below and other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. Dividends designated by the Fund as capital gain distributions will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. The IRS currently requires that a regulated investment company that has two or more classes of stocks allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to Preferred Shares as capital gain distributions in proportion to the Preferred Shares' share of total dividends paid during the year. See
"Tax-Matters -- Federal Income Tax Treatment of Holders of Preferred Shares" in the Statement of Additional Information.

Sale of Shares

   The sale of Preferred Shares by holders will generally be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the Preferred Shares. If such

Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the Preferred Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

Backup Withholding

   The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Corporate and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation

   Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

   Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

 CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT, AUCTION AGENT AND REGISTRAR

   State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's custodian and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for securities bought and sold by the Fund. [Deutsche Bank Trust Company Americas], located at 100 Plaza One, 6/th/ floor, Jersey City, New Jersey 07311, serves as Auction Agent for the Preferred Shares. American Stock Transfer & Trust Company, located at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, serves as the Fund's transfer agent, dividend-paying agent and registrar.

                                 UNDERWRITING

   Salomon Smith Barney Inc. is acting as Underwriter for this offering. Subject to the terms and conditions of the Underwriting Agreement between the Underwriter and the Fund (the "Underwriting Agreement") dated the date hereof, the Underwriter has agreed to purchase, and the Fund has agreed to sell all of the Preferred Shares offered hereby.

   [The Underwriting Agreement provides that the obligations of the Underwriter to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to purchase all of the Preferred Shares offered hereby if it purchases any

Preferred Shares. In the Underwriting Agreement, the Fund, the Investment Manger and the Sub-Adviser have each agreed to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriter may be required to make for any of those liabilities.]

   The Fund has been advised by the Underwriter that it proposes initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not
in excess of $   per share. The sales load the Fund will pay of $ per share is
equal to   % of the initial offering price. The Underwriter may allow, and such
dealers may reallow, additional concessions not in excess of $[      ] per
share on sales to certain other dealers. After the initial public offering, the Underwriter may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the initial public offering on
or before [      ], 2002.

   The Fund anticipates that the Underwriter may from time to time act as a broker or dealer in connection with the execution of the Fund's portfolio transactions after it has ceased to be an underwriter. The Fund anticipates that the Underwriter or one of its affiliates may from time to time act in auctions as a Broker-Dealer and will receive fees as described under "The Auction" in this Prospectus and in the Statement of Additional Information. The Underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

   The settlement date for the purchase of Preferred Shares will be , 2002, as agreed upon by the Underwriter, the Fund and the Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

   The Investment Manager and Salomon Smith Barney Inc. are each indirect, wholly-owned subsidiaries of Citigroup Inc.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Fund by Willkie Farr & Gallagher, New York, New York, and for the Underwriter by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts. Willkie Farr & Gallagher and Skadden, Arps, Slate, Meagher & Flom LLP may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                            ADDITIONAL INFORMATION

   The Fund has filed with the Commission a Registration Statement under the Securities Act with respect to the Preferred Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Fund's 1940 Act registration number is 811-21098.

   The Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549. Call 1-202-942-8090 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports, proxy and information statements and other information concerning the Fund may also be inspected at the offices of the Exchange. The Commission maintains a Web site (http:\\www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this Prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the New York Stock Exchange.

   This Prospectus does not contain all of the information in the Fund's Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                  Page
                                                                  ----
          Investment Objectives..................................   1
          Investment Policies and Techniques.....................   2
          Management of the Fund.................................   6
          Investment Manager and Sub-Adviser.....................  10
          Portfolio Transactions and Brokerage...................  12
          Net Asset Value........................................  13
          Description of Preferred Shares........................  14
          Additional Information Concerning the Auctions for
            Preferred Shares.....................................  15
          Certain Provisions in the Articles of Incorporation
            and Bylaws...........................................  17
          Repurchase of Common Stock.............................  17
          Dividend Reinvestment Plan.............................  18
          Tax Matters............................................  20
          Experts................................................  24
          Additional Information.................................  24

   No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, any information or representation must not be relied upon as having been authorized by the Fund, the Fund's Investment Manager, Sub-Adviser or by the Underwriter of the offering described in this Prospectus. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction. Neither the delivery of this Prospectus nor any sale made pursuant to this Prospectus, under any circumstances, is intended to create an implication that there has been no change in the affairs of the Fund since the date of this Prospectus or that the information in this Prospectus is correct as of any time subsequent to its date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be supplemented or amended accordingly.

================================================================================

                                       $

                         Real Estate Income Fund Inc.

                             Taxable Auction Rate
                                Preferred Stock

                                Shares Series M
                                Shares Series T

                                 -------------
                                  PROSPECTUS
                                    , 2002
                                 -------------

                             Salomon Smith Barney

================================================================================

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED AUGUST 12, 2002

                         Real Estate Income Fund Inc.

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus
relating thereto dated              , 2002. This Statement of Additional
Information does not include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-331-1710. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

   The date of this Statement of Additional Information is       ,   , 2002.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
    Investment Objectives..............................................   1
    Investment Policies and Techniques.................................   2
    Management of the Fund.............................................   6
    Investment Manager and Sub-Adviser.................................  10
    Portfolio Transactions and Brokerage...............................  12
    Net Asset Value....................................................  13
    Description of Preferred Shares....................................  14
    Additional Information Concerning the Auctions for Preferred Shares  15
    Certain Provisions in the Articles of Incorporation and By-laws....  17
    Repurchase of Common Stock.........................................  17
    Dividend Reinvestment Plan.........................................  18
    Tax Matters........................................................  20
    Experts............................................................  24
    Additional Information.............................................  24
    Appendix A -- Ratings of Investments............................... A-1
    Appendix B -- Glossary............................................. B-1

                             INVESTMENT OBJECTIVES

   The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective of the Fund. The Fund's investment objectives are fundamental and may not be changed by the Fund's Board of Directors without shareholder approval.

Investment Policies

   Fundamental Policies. The Fund is subject to the following fundamental investment policies, which may be changed only by a vote of a majority of the outstanding Common Shares and Preferred Shares voting together as a single class. A "majority of the outstanding shares" means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The percentage restrictions set forth below, as well as those contained elsewhere in the Prospectus and this Statement of Additional Information, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. Under its fundamental investment policies:

      (1) the Fund may not issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act;

      (2) the Fund may not make loans, except that (a) the Fund may (i) purchase and hold debt instruments (including, without limitation, commercial paper, notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) invest in or purchase loans through participations and assignments; (iii) enter into repurchase agreements with respect to portfolio securities; (iv) make loans of portfolio securities, provided that collateral arrangements with respect to options and futures transactions will not be deemed to involve loans; and (b) delays in the settlement of securities transactions shall not be considered loans;

      (3) the Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

      (4) the Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

      (5) the Fund may not invest for the purpose of exercising control over management of any company;

      (6) the Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from using up to 30% of its total assets to engage in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

      (7) the Fund will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act and the rules, regulations and exemptions hereunder) of its investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry. This fundamental policy does not limit the Fund's investments in (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this fundamental policy, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

   Non-Fundamental Restriction. An additional investment restriction adopted by the Fund, which is deemed non-fundamental and which may be changed by the Board of Directors without shareholder approval, provides that the Fund may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).

                      INVESTMENT POLICIES AND TECHNIQUES

   The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Prospectus.

Real Estate Investment Trusts (REITS)

   A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to shareholders at least 90% of its taxable income (other than any net capital gain) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

Swap Agreements

   The Fund may enter into interest rate swap or cap transactions for purposes of attempting to reduce or eliminate the impact that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage. Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap transactions include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

   The "notional amount" of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange. Most swap transaction entered into by a fund would calculate the obligations on a "net basis." Consequently, a fund's obligations (or rights) under a swap transaction will generally be equal only to the net amount to be paid or received under the transaction based on the relative values of the positions held by each party to the transaction (the "net amount"). Obligations under a swap transaction will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. The Fund will not enter into a swap transaction with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

Other Investment Companies

   With respect to the Fund's purchase of shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

   The following restrictions apply to investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Short-Term Investments

   For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income securities. Short-term fixed income investments are defined to include, without limitation, the following:

      (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
   (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

      (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

      (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

      (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Securities Lending

   The Fund may lend its portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. Any cash collateral pursuant to these loans would be invested in short-term money market instruments.

Lower-Rated Securities

   Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.

   Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings of certain rating agencies is set forth in Appendix A. The ratings generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated.

   The secondary markets for lower-rated securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower-rated securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

   Prices for lower-rated securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value of outstanding lower-rated securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated bonds and limiting the deductibility of interest by certain corporate issuers of lower-rated bonds adversely affected the market in recent years.

   While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Foreign Securities

   Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

   Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian's bankruptcy.

   In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

   There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

   The manner in which foreign investors may invest in companies in certain foreign countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the purchased shares re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

   Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

   Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting, on a timely basis, portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

                            MANAGEMENT OF THE FUND

Board of Directors

   The business and affairs of the Fund are managed under the directions of the Board of Directors. Starting with the first annual meeting of shareholders, the Board of Directors will be classified, with respect to the time for which Directors severally hold office, into three classes -- Class I, Class II and Class III -- as nearly equal in number as reasonably possible, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the shareholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

   Two Directors will be re-designated as Preferred Share Directors. At the first annual meeting following the issuance of Preferred Shares, holders of Preferred Shares, voting as a separate class, will elect one Class I Director and the remaining Directors shall be elected by Common Shareholders and holders of Preferred Shares voting together as a single class. Additionally, holders of Preferred Shares, to the extent any such shares are outstanding, will elect one Class II Director at the next succeeding annual meeting of shareholders and the remaining Directors shall be elected by Common Shareholders and holders of Preferred Shares in the same manner as at the previous annual meeting. Holders of Preferred Shares will be entitled to elect a majority of the Fund's Directors under certain circumstances. See "Preferred Shares -- Voting Rights."

Directors and Officers

   The Directors and executive officers of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below. The address of each Director and executive officer, unless otherwise indicated, is 125 Broad Street, New York, New York 10004.

                                                                                      Number of
                                                                                     Portfolios
                                       Term of                                         in Fund
                                      Office/(1)/                                    Complex/(2)/
                                         and                                          Overseen           Other
                          Position(s) Length of                                      by Director     Directorships
                           Held with     Time          Principal Occupation(s)       (including         Held by
  Name, Address and Age      Fund       Served           During Past 5 Years          the Fund)        Director
  ---------------------   ----------- ----------  ---------------------------------- -----------  --------------------
Non-Interested Directors:
Allan J. Bloostein.......  Director     Since     President, Allan J. Bloostein          15       None
 Age: 72.................                2002

Paul Hardin..............  Director     Since     Chancellor Emeritus and                 8       None
 Age: 71.................                2002     Professor of Law at the University
                                                  of North Carolina at Chapel Hill

George M. Pavia..........  Director     Since     Senior Partner, Pavia &                 8       None
 Age: 73.................                2002     Harcourt LLP (Attorneys)

Dwight B. Crane..........  Director     Since     Professor,                             24       Director,
 Age: 64.................                2002     Harvard Business School                         Microforum, Inc.

Paolo M. Cucchi..........  Director     Since     Vice President and Dean of              8       None
 Age: 60.................                2002     College of Liberal Arts at
                                                  Drew University

Robert A. Frankel........  Director     Since     Managing Partner,                      10       None
 Age: 75.................                2002     Robert A. Frankel
                                                  Management Consultants

William R. Hutchinson....  Director     Since     President, WR Hutchinson &              8       Director,
 Age: 59.................                2002     Associates, Inc. (Consultants);                 Associated Bank;
                                                  formerly Group Vice President,                  Director, Associated
                                                  Mergers & Acquisitions, BP                      Banc-Corp
                                                  Amoco p.l.c.
                                                  (Investment Banking)

Interested Directors:
Heath B. McLendon*.......  Director     Since     Managing Director, Salomon             79       None
 Age: 69.................                2002     Brothers Asset Management Inc.
                                                  ("SBAM"); Managing Director,
                                                  Salomon Smith Barney Inc.
                                                  ("SSB"); President and Director
                                                  of Smith Barney Fund
                                                  Management LLC ("SBFM") and
                                                  Travelers Investment Adviser,
                                                  Inc. ("TIA")

R. Jay Gerken*...........  Director,    Since     Managing Director at Citigroup         41       None
 Age: 51.................  Chairman      2002     Asset Management ("CAM");
                           of the                 portfolio manager for the Smith
                           Board                  Barney Growth and Income Fund
                           and                    from inception in 1994 until
                           President              August of 2000; developer and

                                                                                          Number of
                                                                                         Portfolios
                                          Term of                                          in Fund
                                         Office/(1)/                                     Complex/(2)/
                                            and                                           Overseen        Other
                           Position(s)   Length of                                       by Director  Directorships
                            Held with       Time           Principal Occupation(s)       (including      Held by
  Name, Address and Age       Fund         Served            During Past 5 Years          the Fund)     Director
  ---------------------   -------------- ----------  ----------------------------------- -----------  -------------

                                                     manager of the Smith Barney
                                                     Allocation Series from its roll out
                                                     in 1996 until the end of 2001;
                                                     responsible for the investment
                                                     design and implementation of
                                                     CAM's College Saving Programs
                                                     from their inception in 1999
                                                     through the beginning of 2002;
                                                     Mr. Gerken joined a predecessor
                                                     firm to SSB in 1988 and is a
                                                     Chartered Financial Analyst.

Officers:
Lewis E. Daidone......... Chief            Since     Managing Director, SSB; Chief           N/A           N/A
 Age: 44................. Administrative    2002     Financial Officer of the Smith
                          Officer                    Barney Mutual Funds; Director
                                                     and Senior Vice President of
                                                     SBFM and TIA

Richard Peteka........... Treasurer and    Since     Joined SSB as Director in July          N/A           N/A
 Age: 41................. Chief             2002     1999; currently responsible for
                          Financial                  fund accounting for
                          Officer                    approximately 160 funds in the
                                                     CAM proprietary fund complex;
                                                     formerly, Head of Internal
                                                     Control for CAM U.S. Mutual
                                                     Fund Administration; from 1990
                                                     to 1999 he was with Oppenheimer
                                                     Capital LLC, and since June 1996
                                                     was Vice President and Head of
                                                     Mutual Fund Administration;
                                                     during that time he also served as
                                                     Treasurer for 30 of that firm's
                                                     open-end and closed-end
                                                     regulated investment companies;
                                                     from 1988 to 1990 Mr. Peteke
                                                     held the position of Supervisor
                                                     with UBS Global Asset
                                                     Management (US) Inc., formerly
                                                     Mitchell Hutchins Asset
                                                     Management Inc.; and from 1987
                                                     to 1988 he was with The Bank of
                                                     New York.

Christina T. Sydor....... Secretary        Since     Managing Director, SSB; General         N/A           N/A
 300 First Stamford Place                   2002     Counsel and Secretary, SBFM
 Stamford, CT 06902                                  and TIA
 Age: 51.................

Kaprel Ozsolak........... Controller       Since     Joined SSB in June 1996 as a            N/A           N/A
 Age: 37.................                   2002     Vice President; currently a senior
                                                     manager in fund accounting,
                                                     responsible for managing the
                                                     oversight of approximately 90
                                                     funds; Assistant Controller for
                                                     approximately 80 funds in the
                                                     CAM proprietary fund complex;
                                                     from 1989 to 1996, with the
                                                     independent accounting firm of
                                                     Ernst & Young LLP.

--------
* Messrs. McLendon and Gerken are "interested persons" as defined in the 1940 Act because they are Managing Directors of SSB and CAM, respectively, each of which is an affiliate of the Investment Manager.
(1) Each Director holds office until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Fund's Articles and By-Laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

   The standing committees of the Board are the Audit Committee, the Nominating Committee, the Valuation Committee and the Pricing Committee.

   The members of the Audit Committee are Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. The Chairman is Mr. Hutchinson. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

   The members of the Nominating Committee are Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. The Chairman is Mr. Hardin. The Nominating Committee is responsible for selecting and nominating
"disinterested" (as defined in the 1940 Act) directors of the Fund. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical data and sets forth the qualifications of the proposed nominee to the Fund's Secretary.

   The members of the Valuation Committee are any one "interested" and any one "disinterested" director of the Fund. The Valuation Committee is responsible for advising the Board with respect to the valuation of portfolio assets.

   The members of the Pricing Committee are Messrs. Cucchi, Gerken, McLendon and Pavia. The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Shares and any Preferred Shares to be sold by the Fund.

Compensation

   The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2001. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

                                                      Dollar Range of Equity
                                Name of Director      Securities in the Fund
                                ----------------      ----------------------
    Disinterested Directors: Allan J. Bloostein                None
                             Paul Hardin                       None
                             George M. Pavia                   None
                             Dwight B. Crane                   None
                             Paolo M. Cucchi                   None
                             Robert A. Frankel                 None
                             William R. Hutchinson             None

    Interested Directors:    Heath B. McLendon                 None
                             R. Jay Gerken                     None


                                                  Aggregate Dollar Range of Equity
                                                    Securities in All Registered
                                                   Investment Companies Overseen
                                                  by the Director in the Family of
                            Name of Director            Investment Companies
                            ----------------      --------------------------------
Disinterested Directors: Allan J. Bloostein                over $100,000
                         Paul Hardin                       over $100,000
                         George M. Pavia                       None
                         Dwight B. Crane                   over $100,000
                         Paolo M. Cucchi                    $1-$10,000
                         Robert A. Frankel                 over $100,000
                         William R. Hutchinson              $1-$10,000

Interested Directors:    Heath B. McLendon                 over $100,000
                         R. Jay Gerken                     over $100,000

   None of the disinterested Directors nor their family members had any interest in the Investment Manager, the Sub-Adviser, Salomon Smith Barney Inc., or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, the Sub-Adviser or Salomon Smith Barney Inc. as of December 31, 2001.

   The members of the Board who are not "interested persons," as defined in the 1940 Act, receive a fee for each meeting of the Fund's Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are "interested persons," as defined in the 1940 Act, and the Fund's officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

   Set forth below is information regarding compensation paid or accrued for each Director who was not affiliated with the Investment Manager or the Sub-Adviser during the year ended December 31, 2001:

                                     Aggregate         Total
                                    Compensation Compensation From
                                      From the     the Fund and
                    Director         Fund/(1)/     Fund Complex
                    --------        ------------ -----------------
              Allan J. Bloostein...     None         $114,165
              Paul Hardin..........     None          107,591
              George M. Pavia......     None           40,600
              Dwight B. Crane......     None          140,892
              Paolo M. Cucchi......     None           30,100
              Robert A. Frankel....     None           76,297
              William R. Hutchinson     None           43,900

--------
(1) The Fund was organized on May 16, 2002. It is anticipated that for the period May 16, 2002 to December 31, 2002, each of the listed directors will receive approximately $4,500 in compensation from the Fund.

                      INVESTMENT MANAGER AND SUB-ADVISER

   The Fund retains Citi Fund Management Inc. (the "Investment Manager") to act as its investment manager. The Investment Manager serves as the investment manager to numerous individuals and institutions and other investment companies. The Investment Manager is an affiliate of Citigroup Inc.

   The investment management agreement (the "Management Agreement") between the Investment Manager and the Fund provides that the Investment Manager will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund's Board and the objectives and the policies stated in the Prospectus and this Statement of Additional Information. Pursuant to the Management Agreement, the Investment Manager manages the Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and Directors regularly. The Investment Manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; certain administrative and clerical services, including certain accounting services and maintenance of certain books and records; and certain services to the Fund's shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders.

   Pursuant to a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement"), the Investment Manager has retained AEW Management and Advisors, L.P. (the "Sub-Adviser") as sub-adviser to the Fund. Subject to the supervision of the Fund's Board and of the Investment Manager, the Sub-Adviser has responsibility for the day-to-day management of the Fund's portfolio. The Sub-Adviser is compensated by the Investment Manager at no additional cost to the Fund.

   Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Investment Manager or the Sub-Adviser. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

   The Management Agreement and the Sub-Advisory Agreement for the Fund each has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Fund's Board with such disinterested Directors casting votes in person at a meeting called for such purpose. In approving the Fund's Management Agreement and Sub-Advisory Agreement, the Board, including the disinterested Directors, considered the reasonableness of the advisory and sub-advisory fees in light of the extent and quality of the advisory services provided and any additional benefits received by the Investment Manager, the Sub-Adviser or their affiliates in connection with providing services to the Fund, compared the fees charged by the Investment Manager and Sub-Adviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Investment Manager and Sub-Adviser with respect to the Fund. The Board of the Fund also considered the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received related to manager services, and benefits potentially accruing to the Investment Manager, the Sub-Adviser and their affiliates from securities lending, administrative and brokerage relationships with affiliates of the Investment Manager, as well as research services received by the Investment Manager and Sub-Adviser from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that each of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The disinterested Directors were advised by separate independent legal counsel throughout the process. The Board of the Fund or the holders of a majority of the Fund's shares may terminate the Management Agreement or Sub-Advisory Agreement, as applicable, on sixty days' written notice without penalty and the Investment Manager and Sub-Adviser, as applicable, may terminate either agreement on ninety days' written notice without penalty. The Management Agreement and Sub-Advisory Agreement will each terminate automatically in the event of assignment (as defined in the 1940 Act).

   Under the terms of the Management Agreement and the Sub-Advisory Agreement, neither the Investment Manager nor the Sub-Adviser shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Sub-Adviser or from reckless disregard by them of their obligations and duties under the relevant agreement.

   Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of the Fund has adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, Directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Investment Manager, which policies serve as such adviser's code of ethics. In addition, the Board has approved the codes of ethics of the Sub-Adviser and Salomon Smith Barney Inc., the Fund's principal underwriter (the Fund Code together with the codes of the Investment Manager, the Sub-Adviser and Salomon Smith Barney Inc. are collectively referred to as the "Codes"). The Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

   Pursuant to the Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Fund. In addition, the Codes contain specified prohibitions for certain categories of securities and transactions. The Codes, with certain exceptions, also require that access persons obtain preclearance to engage in personal securities transactions. Finally, the Codes require access persons to report all personal securities transactions periodically.

   The Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of these Codes may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to policies established by the Board and the oversight of the Investment Manager, the Sub-Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

   Fixed-income securities, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

   The general policy of the Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Sub-Adviser's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the Sub-Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

   Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may select brokers who charge a commission in excess of that charged by other brokers if the Sub-Adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Sub-Adviser by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Sub-Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Sub-Adviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the Fund's costs, the Sub-Adviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Sub-Adviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

   Research services furnished to the Sub-Adviser by brokers who effect securities transactions for the Fund may be used by the Sub-Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Sub-Adviser by brokers who effect securities transactions for other investment companies and accounts which the Sub-Adviser manages may be used by the Sub-Adviser in servicing the Fund. Not all of these research services are used by the Sub-Adviser in managing any particular account, including the Fund.

   Under the 1940 Act, "affiliated persons" of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which the Investment Manager, the Sub-Adviser or any of their affiliates (as defined in the 1940 Act), is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

   The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. The Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

   In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Investment Manager's or Sub-Adviser's other clients. Investment decisions for the Fund and for the Investment Manager's or Sub-Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Investment Manager or Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

                                NET ASSET VALUE

   The net asset value of the Fund is determined once daily as of the close of regularly scheduled trading on the Exchange. Such calculation is determined on each day that the Exchange is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

   In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the Nasdaq National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

   Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures under the supervision of the Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

   In addition, the Investment Manager (subject to Board supervision) may use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated. The Investment Manager (subject to Board supervision) may value those securities higher or lower than another fund that uses market quotations to price the same securities or that uses fair value procedures to price those same securities.

   Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

   Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

   All other securities and other assets of the Fund will be valued using fair value procedures established by the Investment Manager, subject to the supervision of and ratification by the Fund's Board.

                        DESCRIPTION OF PREFERRED SHARES

   Notices. The Fund shall deliver to the Auction Agent and Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and any other rating agency which is then rating Preferred Shares and when so requires a certificate which sets forth a determination of certain items (a "Preferred Shares Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

   The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires a certificate with respect to the calculation of the 1940 Act Preferred Shares Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act Preferred Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this Section 12 may be combined into a single certificate.

   Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a Preferred Shares Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such Preferred Shares Basic Maintenance Certificate and in any other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act Preferred Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act Preferred Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (d) or clause
(ii)(B) of paragraph (e) of this Section 13, as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the Preferred Shares Basic Maintenance Amount on any prior Valuation Dates.

      ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General

   Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of each series of Preferred Shares is to be based on the results of the Auction.

   Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into one or more agreements (collectively, the "Broker-Dealer Agreements") with

Broker-Dealers selected by the Fund, which provide for the participation of Broker-Dealers in Auctions for shares of each series of Preferred Shares. See "Broker-Dealers" below.

   Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the participants in Preferred Shares (the "Agent Members") with respect to shares of each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares -- Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

   DTC, a New York-chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in shares of each series of Preferred Shares, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

   The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

   The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of a series of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

   The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

   The Auction Agent after each Auction for shares of a series of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of shares of such series of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of a series of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

   The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

   The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

        CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

   The Articles also include provisions that could limit the ability of other entities or persons to acquire control of the Fund. As described more completely in the Prospectus, starting with the first annual meeting of shareholders, the Articles divide the Directors into three Classes of approximately equal size. As a result of this staggered Board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board. In addition, the By-Laws require that shareholders provide advance notice to the Fund in order to nominate candidates for election to the Board or to bring proposals before the annual meeting of shareholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of shareholders unless they have provided such advance notice to the Fund.

                          REPURCHASE OF COMMON STOCK

   The Fund may repurchase shares of its Common Stock in the open market or in privately negotiated transactions when the Fund can do so at prices below their then current net asset value per share on terms that the Board believes represent a favorable investment opportunity, but has no obligation to do so.

   The market prices of the Fund shares may, among other things, be determined by the relative demand for and supply of the shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Any acquisition of Common Stock by the Fund will decrease the total assets of the Fund and therefore have effect of increasing the Fund's expense ratio. The Fund may borrow money to finance the repurchase of shares subject to the limitations described in the Prospectus. Any interest on the borrowings will reduce the Fund's net income.

   If a tender offer is authorized to be made by the Board, it will be an offer to purchase at a price equal to the net asset value of all (but not less than all) of the shares owned by the shareholder (or attributed to him or her for federal income tax purposes under Sections 318(a) and 302(c) of the Code). A shareholder who tenders all of the shares actually and constructively owned by that shareholder will realize a taxable gain or loss depending upon the amount of cash received and his or her basis in his or her shares.

   In addition, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

   Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

   Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors of the Fund at the time it considers such issue, it is the Board of Directors' present policy, which may be changed by the Board of Directors, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Directors of the Fund may in the future modify these conditions in light of experience.

   The repurchase by the Fund of its shares of Common Stock at prices below net asset value will result in an increase in the net asset value of those shares of Common Stock that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares of Common Stock trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

   In addition, a purchase by the Fund of its shares of Common Stock will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its shares of Common Stock at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding shares of Common Stock then remaining.

   Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                          DIVIDEND REINVESTMENT PLAN

   All dividends or distributions with respect to shares of Common Stock are reinvested automatically in additional shares through participation in the Fund's dividend reinvestment plan, unless a shareholder elects to receive cash.

   Under the Fund's dividend reinvestment plan, a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by PFPC as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares of Common Stock registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders of Common Stock who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

   The number of shares of Common Stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share on the date of valuation, plan participants will be issued shares of Common Stock at a price equal to the greater of (1) the net asset value per share of Common Stock most recently determined as described under "Net Asset Value" or (2) 95% of the market price.

   If the market price of the Common Stock is less than the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of Common Stock received by a plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in each account, including information needed by a Common Stock shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of each plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and distributions; dividend reinvestment plan dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the plan. Each plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made under the plan. Experience under the plan may indicate that changes to it are desirable.

   The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at 1-800-331-1710.

                                  TAX MATTERS

   The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders who should consult their own tax advisors.

                   Federal Income Tax Treatment of the Fund

   The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of any two or more issuers that are controlled by the Fund and engaged in the same, similar or related trades or business.

   As a regulated investment company, in any taxable year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but generally not its shareholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of its net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

   If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will generally constitute dividends which, although possibly eligible for the dividends received deduction available to corporate shareholders, will be taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated as long-term capital gain in the shareholder's hands. Furthermore, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

   If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the Preferred Shares until the asset coverage is restored. See "Description of Preferred Shares -- Restrictions on Dividends, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability, a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

   Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) Preferred Shares in order to maintain or restore the asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem Preferred Shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

   Use of the Fund's cash to repurchase or redeem Preferred Shares may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required in order for the Fund to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of Preferred Shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of Preferred Shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

   Investments of the Fund in debt securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to certain securities issued or treated as if issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy both the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes, even though the Fund receives no cash interest payments. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

   The Fund's transactions in forward contracts and options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

  Nature of Fund's Investments

   Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Tax Treatment of Holders of Preferred Shares

   Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the Preferred Shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of Preferred Shares will be able to sell his or her shares, the Fund is of the opinion that the Preferred Shares will constitute stock of the Fund for federal income tax purpose, and thus distributions with respect to the Preferred Shares (other than capital gain distributions and distributions in redemption of the Preferred Shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

   The Fund's income will consist of net investment income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the Preferred Shares are entitled. Holders of the Preferred Shares are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Shares and the Preferred Shares as consisting of particular types of income (net capital gain and ordinary income) in accordance with each class's proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the Preferred Shares during a year will be designated as ordinary income dividends and distributions and, if the Fund designates any dividend as capital gains dividend, capital gains in proportion to the total dividends paid on the Preferred Shares during the year to the total distributions paid on both the Preferred Shares and the Common Shares during the year. Each holder of the Preferred Shares during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income and any excess of the Fund's net short-term capital gains over its net long-term capital losses are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the Preferred Shares have been held by the holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her Preferred Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to a holder of Preferred Shares who holds his or her Preferred Shares as a capital asset.

   Although the Fund is required to distribute at least 90% of its net investment income, the Fund is not required to distribute net capital gain to its shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). In such case, the Fund may elect to have its shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of the net undistributed capital gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of the tax paid by the Fund on the net undistributed capital gain, and will increase the tax basis for his or her shares by an amount equal to the difference between the deemed distribution, less the tax credit. However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the Preferred Shares for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the Preferred Shares, the Fund intends to distribute its net capital gain for any year during which it has Preferred Shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of Preferred Shares are entitled.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

   Most of the Fund's net investment income is expected to be derived from REITs and interest-bearing securities. Accordingly, dividends paid with respect to the Preferred Shares generally will not qualify for the dividends received deduction available to corporate shareholders. However, from time to time, a portion of the Fund's net investment income may be attributable to dividends on equity securities which are eligible for the dividends received deduction under
Section 243 of the Code. Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the Preferred Shares dividend representing the shareholder's portion of the Fund's eligible dividend income. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the holding requirements of Section 246(c) of the Code with respect to their shares of the regulated investment company in order to qualify for the dividends received deduction. The Fund will inform holders of Preferred Shares of the source and tax status of all of the Fund's distributions shortly after the close of each calendar year.

Sale of Shares

   A holder's sale of Preferred Shares will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the Preferred Shares sold. If such Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all the Preferred Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss if several conditions imposed by the Code are satisfied. Any loss realized on a sale or exchange of Preferred Shares will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the original shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

Backup Withholding

   The Fund may be required to withhold for U.S. federal income tax purposes a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. The withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will return to 31% unless amended by Congress. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, non-U.S. shareholders must provide a properly completed IRS Form W-8 BEN certifying their non-United States status. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Information Withholding

   The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

Other Taxation

   Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding taxes on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

                                    EXPERTS

   The financial statements of the Fund as of             , 2002, appearing in
this Statement of Additional Information have been audited by KPMG LLP, independent auditors, as set forth in their report thereon appearing elsewhere therein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP provides accounting and auditing services to the Fund.

                            ADDITIONAL INFORMATION

   A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC's website at http://www.sec.gov.

                                  APPENDIX A

                            RATINGS OF INVESTMENTS

   The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                             MOODY'S BOND RATINGS

   Moody's describes its ratings for corporate bonds as follows:

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        MOODY'S MUNICIPAL BOND RATINGS

   Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                             MOODY'S DUAL RATINGS

   In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                     MOODY'S U.S. SHORT-TERM LOAN RATINGS

   Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). In addition, those short-term obligations that are of speculative quality will be designated SG, or speculative grade. Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

   A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

   A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

   Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 3 or VMIG 3.

   Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

   MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable support, or demonstrated broad-based access to the market for refinancing.

   MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

   MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

   SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                       MOODY'S COMMERCIAL PAPER RATINGS

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

   PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME-3: Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                               S&P BOND RATINGS

   S&P describes its ratings for corporate bonds as follows:

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

   BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or large exposure to adverse conditions.

Note: The earnings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                          S&P MUNICIPAL BOND RATINGS

   An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based, in varying degrees, on the following considerations: likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                               S&P DUAL RATINGS

   S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

   The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1-").

                          S&P MUNICIPAL NOTE RATINGS

   An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

   Note rating symbols and definitions are as follows:

   SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

   SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

   SP-3:  Speculative capacity to pay principal and interest.

                         S&P COMMERCIAL PAPER RATINGS

   An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

   Rating categories are as follows:

   A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

   A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

   B: Issues with this rating are regarded as having only speculative capacity for timely payment.

   C: This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.

   D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                      FITCH INVESTMENT GRADE BOND RATINGS

   Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

   Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

   Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

   Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

   AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB: The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

   PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

   NR:  Indicates that Fitch does not rate the specific issue.

   WITHDRAWN: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

   RATING WATCH: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.

                                RATINGS OUTLOOK

   A Rating Outlook is used to describe the most likely direction of any rating change over a one to two-year period. It is described as "Positive," "Stable," or "Negative." A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, when Fitch Ratings is unable to identify the fundamental trend, the Rating Outlook may be described as evolving.

                     FITCH SPECULATIVE GRADE BOND RATINGS

   Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

   CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C:  Bonds are in imminent default in payment of interest or principal.

   DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

   "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   PLUS (+) MINUS (): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                           FITCH SHORT-TERM RATINGS

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   Fitch short-term ratings are as follows:

   F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+."

   F2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1" ratings.

   F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

   B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

   C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

   D: Default. Issues assigned this rating are in actual or imminent payment default.

                                    PART C

                               OTHER INFORMATION

Item 24:  Financial Statements and Exhibits

1.  Financial Statements

    Financial Statements included in Part A of this Registration Statement:

       None

    Financial Statements included in Part B of this Registration Statement:

       Statement of assets and liabilities

       Statement of operations

2.  Exhibits:

    a.   (1)  Amended and Restated Articles of Incorporation.**

         (2)  Form of Articles Supplementary Creating and Fixing the Rights of Taxable Auction Rate Preferred
              Stock.*

    b.   By-Laws.***

    c.   Not applicable.

    d.   (1)  Specimen Certificate of Common Stock, par value $.001 per share.**

         (2)  Form of Specimen Stock Certificate representing shares of Preferred Stock, par value $.001 per share.*

    e.   Terms and Conditions of Dividend Reinvestment Plan.**

    f.   Not applicable.

    g.   (1)  Form of Investment Management Agreement.**

         (2)  Form of Waiver Reliance Letter.**

         (3)  Form of Sub-Investment Advisory Agreement.**

    h.   (1)  Form of Underwriting Agreement for the issuance of Common Stock.****

         (2)  Form of Master Agreement Among Underwriters for the issuance of Common Stock.***

         (3)  Form of Master Selected Dealer Agreement for the issuance of Common Stock.***

         (4)  Form of Underwriting Agreement for the issuance of Preferred Stock.*

    i.   Not applicable.

    j.   (1)  Master Custodian Agreement.**

         (2)  Additional Fund Letter.**

    k.   (1)  Form of Transfer Agency Agreement.**

         (2)  Form of Auction Agency Agreement between the Fund and Deutsche Bank Trust Company
              Americas.*

         (3)  Form of Broker-Dealer Agreement between the Fund and Salomon Smith Barney Inc.*

         (4)  Form of Master Purchaser's Letter.*

         (5)  Form of Letter of Representations.*


      l.  (1)  Opinion and Consent of Willkie Farr & Gallagher.*

          (2)  Opinion and Consent of Venable, Baetjer and Howard, LLP.*

      m.  Not applicable.

      n.  Consent of KPMG LLP.*

      o.  Not applicable.

      p.  Subscription Agreement.**

      q.  Not applicable.

      r.  (1)  Personal Investment Policy of Fund and Investment Manager.***

          (2)  Code of Ethics of Sub-Adviser.**

          (3)  Personal Investment Policy of Principal Underwriter.***

          (99) Powers of Attorney of Board of Directors.***

--------
*   To be filed by amendment.
** Previously filed as Exhibit to Pre-Effective Amendment No. 2 to the Fund's Registration Statement under the Securities Act of 1933, as amended (1933 Act File No. 333-88458) and Registration Statement under the Investment Company Act of 1940, as amended (1940 Act File No. 811-21098) filed with the Securities and Exchange Commission on July 19, 2002.
*** Previously filed as Exhibit to Pre-Effective Amendment No. 1 to the Fund's
    Registration Statement under the Securities Act of 1933, as amended (1933 Act File No. 333-88458) and Registration Statement under the Investment Company Act of 1940, as amended (1940 Act File No. 811-21098) filed with the Securities and Exchange Commission on June 20, 2002.
**** Previously filed as Exhibit to Pre-Effective Amendment No. 3 to the Fund's
     Registration Statement under the Securities Act of 1933, as amended (1933 Act File No. 333-88458) and Registration Statement under the Investment Company Act of 1940, as amended (1940 Act File No. 811-21098) filed with the Securities and Exchange Commission on July 25, 2002.

Item 25:  Marketing Arrangements

   Reference is made to the Form of Underwriting Agreement for the Preferred Shares to be filed as Exhibit h.2.

Item 26:  Other Expenses of Issuance and Distribution

                  Securities and Exchange Commission fees $
                  Printing and engraving expenses........
                  Legal Fees.............................
                  Accounting expenses....................
                  Rating Agency Fees.....................
                  Miscellaneous expenses.................
                                                          --
                     Total............................... $
                                                          ==

Item 27:  Persons Controlled by or Under Common Control with Registrant

   None.

Item 28:  Number of Holders of Securities

   As of              , 2002:

                                                    Number of
                Title of Class                    Record Holders
                --------------                    --------------
                Common Stock, $.001 par value....
                Preferred Shares, $.001 par value       0

Item 29:  Indemnification

   Under the Fund's Amended and Restated Articles of Incorporation and By-Laws, the directors and officers of the Fund will be indemnified to the fullest extent allowed in the manner provided by Maryland Law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its security-holders to which he or she would otherwise be subject by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the Preferred Shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 30:  Business and Other Connections of Investment Adviser

   The description of the Investment Manager and the Sub-Adviser under the caption "Management of the Fund" in the Prospectus and under the caption "Investment Manager and Sub-Adviser" in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Manager and the Sub-Adviser, reference is made to the Investment Manager's and the Sub-Adviser's current Forms ADV filed under the Investment Advisers Act of 1940, also incorporated herein by reference.

Item 31:  Location of Accounts and Records

   The accounts and records of the Registrant are maintained at the office of the Investment Manager at 100 First Stamford Place, Stamford, CT 06902.

Item 32:  Management Services

   Not applicable.

Item 33:  Undertakings

   (1) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if (i) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

   (2) Not applicable.

   (3) Not applicable.

   (4) Not applicable.

   (5) The Registrant undertakes that:

      a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

      b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

   (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, 12th day of August, 2002.

                                              REAL ESTATE INCOME FUND INC.

                                              By:      /s/  R. JAY GERKEN
                                                  -----------------------------
                                                   R. Jay Gerken  Chairman and
                                                            President


                                              By:      /s/  RICHARD PETEKA
                                                  -----------------------------
                                                         Richard Peteka
                                                  Treasurer and Chief Financial
                                                             Officer


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

          Signature                     Title                     Date
          ---------                     -----                     ----

     /s/  R. JAY GERKEN   Director and Chairman of the Board August 12, 2002
    ---------------------
        R. Jay Gerken

              *           Director                           August 12, 2002
    ---------------------
      Heath B. McLendon

              *           Director                           August 12, 2002
    ---------------------
     Allan J. Bloostein

              *           Director                           August 12, 2002
    ---------------------
       Dwight B. Crane

              *           Director                           August 12, 2002
    ---------------------
       Paolo M. Cucchi

              *           Director                           August 12, 2002
    ---------------------
      Robert A. Frankel

              *           Director                           August 12, 2002
    ---------------------
         Paul Hardin

              *           Director                           August 12, 2002
    ---------------------
    William R. Hutchinson

              *           Director                           August 12, 2002
    ---------------------
       George M. Pavia



          /s/  R. JAY GERKEN
*By: -------------------------
          R. Jay Gerken,
         Attorney-in-Fact